Exhibit 99.2
For Immediate Release
CINEMARK HOLDINGS, INC. ANNOUNCES THE PRICING OF THE SALE OF SHARES BY
MADISON DEARBORN CAPITAL PARTNERS IV, L.P. AND SYUFY ENTERPRISES, LP
PLANO, Texas, January 20, 2010 — Cinemark Holdings, Inc. (“Cinemark”) (NYSE: CNK) today announced the pricing of the previously announced public offering of 6,444,230 shares of its common stock by Madison Dearborn Capital Partners IV, L.P. and 1,055,770 shares of its common stock by Syufy Enterprises, LP at a price to the public of $14.55 per share. Upon completion of the offering, Madison Dearborn Capital Partners IV, L.P. and Syufy Enterprises, LP will own approximately 39.2% and 6.4%, respectively, of Cinemark’s common stock. The offering is expected to settle and close on January 25, 2010, subject to customary closing conditions. Cinemark will not receive any proceeds from this sale of its common stock.
Morgan Stanley & Co. Incorporated is the sole underwriter of the offering. The offering will be made only by means of a prospectus supplement and accompanying base prospectus. Interested persons may obtain copies of the prospectus and related prospectus supplement from Morgan Stanley & Co. Incorporated, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; (email address: prospectus@morganstanley.com) or by calling (866) 718-1649. A copy of the prospectus supplement and accompanying base prospectus may also be obtained at no charge at the U.S. Securities and Exchange Commission’s website, at www.sec.gov.
The shelf registration statement relating to the foregoing has previously been filed with, and declared effective by, the U.S. Securities and Exchange Commission. This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of Cinemark’s common stock or any other securities, nor will there be any sale of the shares of Cinemark’s common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Additional Information for Investors
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in our Annual Report on Form 10-K filed March 13, 2009 and quarterly reports on Form 10-Q. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
About Cinemark Holdings, Inc.
Headquartered in Plano, TX, Cinemark is the second largest motion picture exhibitor in the world in terms of both attendance and the number of screens in operation. As of September 30, 2009, Cinemark operates 426 theatres and 4,908 screens in 39 states in the United States and one Canadian province and internationally in 13 countries, including Brazil, Mexico, Chile, Colombia, Argentina, Peru, Ecuador, Honduras, El Salvador, Nicaragua, Costa Rica, Panama and Guatemala. For more information go to www.cinemark.com.
Contacts:
Robert Copple — 972/665-1500
Robert Rinderman — Jaffoni & Collins — 212/835-8500 or CNK@jcir.com

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